                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 11, 2003 (MARCH 28, 2003)


                         TEXAS CAPITAL BANCSHARES, INC.
                              (Name of Registrant)


            DELAWARE                    000-30533             75-2679109
 (State or other jurisdiction of       (Commission         (I.R.S. Employer
  incorporation or organization)       File Number)      Identification Number)


             2100 MCKINNEY AVENUE, SUITE 900, DALLAS, TEXAS, U.S.A.
                    (Address of principal executive officers)


                                      75201
                                   (Zip Code)


                                  214-932-6600
                         (Registrant's telephone number,
                              including area code)


                                       N/A
                 (Former address of principal executive offices)




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ITEM 5. OTHER EVENTS.

         On April 10, 2003, Texas Capital Bancshares, Inc. (the "Company"), completed the private placement of $10,000,000 aggregate liquidation amount of floating rate capital securities (the "Capital Securities") issued by its Delaware statutory trust, Texas Capital Statutory Trust II (the "Trust"). The Company received $9,800,000 after a deduction of $200,000 in commissions to Sandler O'Neill & Partners, L.P., the Placement Agent. The Capital Securities were subsequently transferred to a pooled investment vehicle sponsored by MM Community Funding IX, Ltd. The proceeds from the sale of the Capital Securities, together with the proceeds from the sale by the Trust of its Common Securities to the Company, were invested in Floating Rate Junior Subordinated Debt Securities of the Company due 2033 (the "Debentures"), which were issued pursuant to an Indenture dated April 10, 2003, between the Company and Wilmington Trust Company ("Wilmington"), as Trustee. Both the Capital Securities and the Debentures have a floating rate, which resets quarterly, equal to 3-month LIBOR plus 3.25%. Though not currently determined, we estimate that the interest rate on these securities is 4.5275%. Payments of distributions and other amounts due on the Capital Securities are guaranteed by the Company, to the extent that the Trust has funds available for the payments of such distributions but fails to make such payments, pursuant to a Guarantee Agreement, dated April 10, 2003, between the Company and Wilmington, as Guarantee Trustee. The Debentures and Capital Securities may be redeemed at the option of the Company on fixed quarterly dates beginning on April 24, 2008.

         The Company sold the Capital Securities in a non-public offering pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). The Company believed this exemption was available because the Capital Securities were sold in a private transaction to a single professional management entity that is highly sophisticated and experienced with investments similar to the Capital Securities and meets the definition of an "accredited investor" under Rule 501(a) of the Securities Act. The Capital Securities were subsequently transferred to a securitized pool in a private transaction exempt from the Securities Act pursuant to Rule 144A of the Securities Act.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  1.1 Placement Agreement by and among Texas Capital Bancshares, Inc., Texas Capital Statutory Trust II and Sandler O'Neill & Partners, L.P., dated March 28, 2003

                  3.1 Certificate of Trust of Texas Capital Statutory Trust II, dated March 28, 2003

                  3.2 Declaration of Trust of Texas Capital Statutory Trust II, dated March 28, 2003

                  3.3 Amended and Restated Declaration of Trust for Texas Capital Statutory Trust II by and among Wilmington Trust Company, as Institutional Trustee and Delaware Trustee, Texas Capital Bancshares, Inc., as Sponsor, and Joseph M. Grant and Gregory B. Hultgren, as Administrators, dated as of April 10, 2003

                  4.1 Indenture dated as of April 10, 2003 between Texas Capital Bancshares, Inc., as Issuer, and Wilmington Trust Company for Floating Rate Junior Subordinated Debt Securities

                  4.2 Guarantee Agreement between Texas Capital Bancshares, Inc. and Wilmington Trust Company, dated as of April 10, 2003

                  4.3      Floating Rate Junior Subordinated Debt Security due
                           2033



                                       2

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                  4.4      Floating Rate MMCapS Certificate

                  4.5      Common Security Certificate



                                       3
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: June 11, 2003          TEXAS CAPITAL BANCSHARES, INC.


                            /s/ Gregory B. Hultgren
                            ----------------------------------------------------
                            Gregory B. Hultgren
                            Executive Vice President and Chief Financial Officer



                                       4

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                                  EXHIBIT INDEX


EXHIBIT   DESCRIPTION
-------   -----------
1.1       Placement Agreement by and among Texas Capital Bancshares, Inc., Texas Capital Statutory Trust II and
          Sandler O'Neill & Partners, L.P., dated March 28, 2003

3.1       Certificate of Trust of Texas Capital Statutory Trust II, dated March 28, 2003

3.2       Declaration of Trust of Texas Capital Statutory Trust II, dated March 28, 2003

3.3       Amended and Restated Declaration of Trust for Texas Capital Statutory Trust II by and among Wilmington
          Trust Company, as Institutional Trustee and Delaware Trustee, Texas Capital Bancshares, Inc., as
          Sponsor, and Joseph M. Grant and Gregory B. Hultgren, as Administrators, dated as of April 10, 2003

4.1       Indenture dated as of April 10, 2003 between Texas Capital Bancshares, Inc., as Issuer, and Wilmington
          Trust Company for Floating Rate Junior Subordinated Debt Securities

4.2       Guarantee Agreement between Texas Capital Bancshares, Inc. and Wilmington Trust Company, dated as of
          April 10, 2003

4.3       Floating Rate Junior Subordinated Debt Security due 2033

4.4       Floating Rate MMCapS Certificate

4.5       Common Security Certificate



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